UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

KALLO, INC.

_________________________

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(I.R.S. Employers Identification Number

255 Duncan Mill Road, Suite 504, Toronto, Canada M3B 3H9

(Address of Principal Executive Office)

Registrant's telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Kallo, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 4.01 Change in Registrant’s Certifying Accountant

On November 12, 2020 we retained the services of BF Borgers, Certified Public Accountants (“B.F. Borgers CPA”) to serve as our principal independent accountant for the fiscal years ended December 31, 2018 and December 31, 2019. B.F. Borgers CPA is the successor to our prior principal independent accountant, MaloneBailey, LLP. On May 7, 2019, we received the resignation of Malone Bailey, LLP who had served as our principal independent accountant for the prior fiscal years since 2014.

The principal independent accountant’s report issued by MaloneBailey, LLP for either of the years ended December 31, 2016 and December 31, 2017 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph regarding our ability to continue as a going concern.

We are able to report that during the years ended December 31, 2015, December 31, 2016 and December 2017 through May 7, 2019 there were no disagreements with MaloneBailey, our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MaloneBailey’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. During the period of engagement there were no reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-K except MaloneBailey having advised us that it identified certain deficiencies in our internal control over financial reporting that constitute material weaknesses as described in Item 9A of our Annual Report on Form 10-K for the year ended December 31, 2017.At no time in the past two years did the accounting opinion of MaloneBailey contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph regarding our ability to continue as a going concern. We have requested that MaloneBailey furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter was previously filed as an exhibit in a prior Form 8-K, dated May 7, 2019.

ITEM 7.01	Regulation FD Disclosure.

On November 12, 2020 we retained the services of BF Borgers, Certified Public Accountants (“B.F. Borgers CPA”) to serve as our principal independent accountant for the fiscal years ended December 31, 2018 and December 31, 2019. B.F. Borgers CPA is the successor to our prior principal independent accountant, MaloneBailey, LLP.

On May 7 2019, we received the resignation of Malone Bailey, LLP who had served as our principal independent accountant for the prior fiscal years since 2014.

The principal independent accountant’s report issued by MaloneBailey, LLP for either of the years ended December 31, 2016 and December 31, 2017 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph regarding our ability to continue as a going concern.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALLO, Inc.

Date: November 16, 2020	By:	/s/John Cecil
John Cecil, Chief Executive Officer